                                                                  EXHIBIT 10.31

                          TRADEMARK SECURITY AGREEMENT

            This TRADEMARK SECURITY AGREEMENT (this "Agreement") is made as of April 3, 1998 by and between The Delicious Frookie Company, Inc., a Delaware corporation ("Buyer"), and Salerno Foods, L.L.C., a Delaware limited liability company ("Seller").

                              W I T N E S S E T H:

            WHEREAS, pursuant to that certain Asset Purchase Agreement of even date herewith by and between Buyer and Seller (as the same may from time to time be amended, restated, modified or supplemented, the "Purchase Agreement"), Seller has sold to Buyer substantially all of the assets of Seller in consideration for, among other things, a certain Promissory Note of even date herewith made in favor of the Seller (as the same may from time to time be amended, restated, modified or supplemented, the "Purchase Note");

            WHEREAS, Seller has required Buyer to execute and deliver a certain Security Agreement of even date herewith (as the same may from time to time be amended, restated, modified or supplemented, the "Security Agreement") as security for the Purchase Note; and

            WHEREAS, Seller has required Buyer to execute and deliver this Agreement (i) in order to secure the prompt and complete payment, observance and performance of all of the obligations under the Purchase Note and (ii) as a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement.

            NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer agrees as follows:

            1. Defined Terms.

            (a) Unless otherwise defined herein, each capitalized term used herein shall have the meaning ascribed to it in the Security Agreement unless otherwise defined herein.

            (b) The words "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.

            (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

            (d) An "Event of Default" shall mean any "Event of Default" under and as defined in the Security Agreement, including, without limitation, (i) if any payment of principal or interest under the Purchase Note shall remain unpaid after the same shall have become due and payable;
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(ii) Buyer admits in writing in any proceeding its inability to pay its debts generally as they become due, or makes a general assignment for the benefit of creditors; (iii) any proceeding is instituted by Buyer seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; (iv) there shall be commenced against Buyer any case, proceeding or other action of a nature referred to in clause (iii) which results in the entry of an order for relief or any adjudication that it is bankrupt or insolvent or which remains undismissed, undischarged, unstayed or unbounded for period of at least 60 days, or (v) Buyer takes any corporate action to authorize any of the actions set forth in this paragraph.

            2. Incorporation of the Security Agreement. The Security Agreement is hereby incorporated herein in its entirety by this reference thereto.

            3. Security Interest in Trademarks. To secure the complete and timely payment, performance and satisfaction of all of the obligations under the Purchase Note and secured under the Security Agreement, including the principal, interest, and indebtedness evidenced by the Purchase Note plus all fees, costs and expenses (including, without limitation, all court costs and reasonable attorneys' fees, costs and expenses) paid or incurred by Seller in endeavoring to collect all or any part of the obligations evidenced by the Purchase Note and taking any action with respect to the collateral securing the Purchase Note (the "Obligations"), Buyer hereby grants to Seller a security interest in the following property and interests in property of Buyer, now owned or existing and hereafter acquired or arising:

            (i) trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications listed on Schedule A attached hereto and made a part hereof, and (a) all renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (c) the right to sue for past, present and future infringements and dilutions thereof, (d) the goodwill of Buyer's business symbolized by the foregoing and connected therewith, and (e) all of Buyer's rights corresponding thereto throughout the world (all of the foregoing trademarks, registered trademarks and trademark registration applications, and service marks, registered service marks and service mark registration applications, together with the items described in clauses (a)-(e) in this paragraph 4(i), are sometimes hereinafter individually and/or collectively referred to as the "Trademarks")); and

            (ii) rights under or interest in any trademark license agreements or service


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      mark license agreements with any other party, whether Buyer is a licensee or licensor under any such license agreement, together with any goodwill connected with and symbolized by any such trademark license agreements or service mark license agreements (all of the foregoing are hereinafter referred to collectively as the "Licenses").

            4. New Trademarks and Licenses. Buyer represents and warrants that
(a) the Trademarks listed on Schedule A include all of the trademarks, registered trademarks, trademark registration applications, service marks, registered service marks and service registration mark applications now owned by Buyer and (b) no liens, claims or security interests in such Trademarks and Licenses have been granted by Buyer to any person or entity other than Seller, Republic Acceptance Corporation, and American Pacific Financial Corporation. If, prior to the termination of this Agreement, Buyer shall (i) obtain rights to any new trademarks, registered trademarks, trademark applications, service marks, registered service marks or service mark applications, (ii) become entitled to the benefit of any trademarks, registered trademarks, trademark applications, trademark licenses, trademark license renewals, service marks, registered service marks, service mark applications, service mark licenses or service mark license renewals whether as licensee or licensor, or (iii) enter into any new trademark license agreement or service mark license agreement, the provisions of paragraph 3 above shall automatically apply thereto. Buyer hereby authorizes Seller to modify this Agreement unilaterally (i) by amending Schedule A to include any future trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, which are Trademarks under paragraph 3 above or under this paragraph, and (ii) by filing, in addition to and not in substitution for this Agreement, a duplicate original of this Agreement containing on Schedule A thereto such future trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications.

            5. Royalties. Buyer hereby agrees that the use by Seller of the Trademarks and Licenses as authorized hereunder in connection with Seller's exercise of its rights and remedies under paragraph 13 or pursuant to the Security Agreement shall be coextensive with Buyer's rights thereunder and with respect thereto and without any liability for royalties or other related charges to Buyer from Seller.

            6. Further Assignments and Security Interests. Buyer shall not sell or assign its respective interests in, or grant any exclusive license under the Trademarks without the prior written consent of Seller.

            7. Nature and Continuation of Seller's Security Interest. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Trademarks and Licenses and shall terminate only when the obligations under the Purchase Note have been paid in full in cash.


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            8. No Duties. Seller shall not have any duty with respect to the
Trademarks and Licenses. Without limiting the generality of the foregoing, Seller shall not be under any obligation to take any steps necessary to preserve rights in the Trademarks or Licenses against any other parties, but Seller may do so at its option from and after the occurrence of an Event of Default, and all expenses incurred in connection therewith shall be for the sole account of Buyer and shall be added to the obligations under the Purchase Note secured hereby.

            9. Seller's Right to Sue. From and after the occurrence of an Event of Default, Seller shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and the Licenses and, if Seller shall commence any such suit, Buyer shall, at the request of Seller, do any and all lawful acts and execute any and all proper documents required by Seller in aid of such enforcement. Buyer shall, upon demand, promptly reimburse Seller for all costs and expenses incurred by Seller in the exercise of its rights under this paragraph (including, without limitation, reasonable fees and expenses of attorneys and paralegals for Seller).

            10. Waivers. Seller's failure, at any time or times hereafter, to require strict performance by Buyer of any provision of this Agreement shall not waive, affect or diminish any right of Seller thereafter to demand strict compliance and performance therewith nor shall any course of dealing between Buyer and Seller have such effect. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and representations of Buyer contained in this Agreement shall be deemed to have been suspended or waived by Seller unless such suspension or waiver is in writing signed by an officer of Seller and directed to Buyer specifying such suspension or waiver.

            11. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but the provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

            12. Modification. This Agreement cannot be altered, amended or modified in any way, except as expressly provided in paragraph 4 hereof or by a writing signed by the parties hereto.

            13. Power of Attorney. Buyer hereby irrevocably designates, constitutes and appoints Seller (and all Persons designated by Seller in its sole and absolute discretion) as Buyer's true and lawful attorney-in-fact, and authorizes Seller and any of Seller's designees, in Buyer's or Seller's name, to take any action and execute any instrument which Seller may deem necessary or advisable to accomplish the purposes of this Agreement, from and after the occurrence of an Event of Default and the giving by Seller of notice to Buyer of Seller's intention to enforce its rights and claims against Buyer, to (i) endorse Buyer's name on all applications, documents, papers and


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

instruments necessary or desirable for Seller in the use of the Trademarks or the Licenses, (ii) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks or the Licenses to anyone on commercially reasonable terms, (iii) grant or issue any exclusive or nonexclusive license under the Trademarks or, to the extent permitted, under the Licenses, to anyone on commercially reasonable terms, and (iv) take any other actions with respect to the Trademarks or the Licenses as Seller deems in its own best interest. Buyer hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until all of the obligations under the Purchase Note shall have been paid in full in cash. Buyer acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of Seller under the Purchase Agreement, the Security Agreement, or the Purchase Note, but rather is intended to facilitate the exercise of such rights and remedies.

            Seller shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks or the Licenses may be located or deemed located. Upon the occurrence of an Event of Default and the election by Seller, during the continuance of such Event of Default, to exercise any of its remedies under Section 9-504 or Section 9-505 of the Uniform Commercial Code with respect to the Trademarks and Licenses, Buyer agrees to assign, convey and otherwise transfer title in and to the Trademarks and the Licenses to Seller or any transferee of Seller and to execute and deliver to Seller or any such transferee all such agreements, documents and instruments as may be necessary, in Seller's sole discretion, to effect such assignment, conveyance and transfer. All of Seller's rights and remedies with respect to the Trademarks and the Licenses, whether established hereby, by the Security Agreement, by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence of an Event of Default, Seller may exercise any of the rights and remedies provided in this Agreement and the Security Agreement.

            14. Successors and Assigns. This Agreement shall be binding upon Buyer and its successors and assigns, and shall inure to the benefit of Seller and its nominees, successors and assigns; provided, however, that Buyer shall not voluntarily assign or transfer its rights or obligations hereunder without Seller's prior written consent.

            15. Governing Law. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

            16. Consent to Jurisdiction; Counterclaims; Forum Non Conveniens.
(i) EACH OF SELLER AND BUYER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY ILLINOIS STATE COURT OR FEDERAL COURT SITTING IN CHICAGO, ILLINOIS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF,


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CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG
THEM IN CONNECTION WITH THIS SECURITY AGREEMENT, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF SELLER AND BUYER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. BUYER WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

            (ii) BUYER AGREES THAT SELLER SHALL HAVE THE RIGHT TO PROCEED AGAINST BUYER OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SELLER TO REALIZE ON THE COLLATERAL HEREUNDER OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SELLER. BUYER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SELLER TO REALIZE ON THE COLLATERAL HEREUNDER OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SELLER. BUYER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SELLER MAY COMMENCE A PROCEEDING DESCRIBED IN THIS SECTION.

            17. Notices. All notices or other communications hereunder shall be given in the manner and to the addresses set forth in the Purchase Agreement.

            18. Section Titles. The section titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

            19. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            20. Conflict with Security Agreement. Should any term or provision of the Security Agreement expressly conflict with the terms or provisions of this Agreement, such term or provision of the Security Agreement shall govern and control.

                      [Signature Page Immediately Follows]


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

            IN WITNESS WHEREOF, the parties hereto have duly executed this Trademark Security Agreement as of the day and year first above written.


                       THE DELICIOUS FROOKIE COMPANY, INC.


                       By: /s/ Michael Kirby
                           ----------------------------------
                             Title: President


                       Accepted and agreed to as of the day and year first above written.

                       SALERNO FOODS, L.L.C.,


                       By: /s/ Robert D. Long
                           ----------------------------------
                            Manager

                [Signature Page to Trademark Security Agreement]


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                                   Schedule A
                                       to
                          Trademark Security Agreement
                            Dated as of April 3, 1998

                       The Delicious Frookie Company, Inc.

                     Registered Trademarks and Service Marks

      None, except:

Trademark                     Registration Date       Registration No.
---------                     -----------------       ----------------

DELICIOUS                     July 8, 1986            1,400,783
   and Design
FROOKIES                      January 10, 1989        1,520,007
THE GOOD FOR YOU              July 4, 1989            1,546,643
   COOKIE
FROOKIE                       September 12, 1989      1,555,978
R.W.FROOKIE                   October 17, 1989        1,561,226
   and Design
DELICIOUS                     February 13, 1990       1,582,820
FRACKERS                      September 4, 1990       1,612,252
FRUITINS                      October 23, 1990        1,618,960
REGENCY                       April 9, 1991           1,640,703
FRUITONS                      June 18, 1991           1,648,257
UPCOUNTRY COCOA               October 29, 1991        1,662,643
FRONES                        December 22, 1992       1,742,431
FUNKY MONKEYS                 December 22, 1992       1,742,432
FROOKWICH                     February 23, 1993       1,754,579
FROOK WHEATS                  December 7, 1993        1,809,421
COOL FRUITS                   April 19, 1994          1,831,483
POLAR POPS                    April 19, 1994          1,832,367
COOL FRUITS FRUIT             May 17, 1994            1,836,962
   JUICE FREEZERS and Design
FROOKITAS                     September 6, 1994       1,853,242
FRISPS                        October 18, 1994        1,859,230
DREAM CREAMS                  December 20, 1994       1,868,948
RPB                           December 7, 1993        1,809,230
BANANARAMAS                   December 6, 1994        1,866,524
COOKIE LEGENDS                December 13, 1994       1,867,742
OBIE'S                        October 10, 1995        1,925,672
OBIE'S COOKIE JAR             October 10, 1995        1,925,673


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BRANDS YOU TRUST...           October 24, 1995        1,929,849
  COOKIES YOU LOVE!
FRUITABLES                    December 26, 1995       1,944,690
FROOKAROONS                   January 16, 1996        1,949,533
COOL FRUITS                   July 2, 1996            1,983,505
THE CHIP THAT LOVES           March 18, 1997          2,046,396
  TO DIP

                       The Delicious Frookie Company, Inc.

              Trademark and Service Mark Registration Applications

      None, except:

Trademark                     Application Date        Serial No.
---------                     ----------------        ----------

FROOTER                       October 5, 1992         74/320296
FROOTER                       October 5, 1992         74/320297
LEMON SQUEEZER                December 6, 1993        74/465506
FROOTLES                      May 9, 1994             74/521066
FROOKIEO                      October 31, 1994        74/592264
JAM-A-GRAM                    December 12, 1994       74/609470
FRUITABLES                    January 17, 1995        74/621780
FROOT TWIST                   January 27, 1995        74/626682
FRUITICOOL                    February 21, 1995       74/636940
SIMPLYDELICIOUS               March 7, 1995           74/643270
DELICIOUSPLUS                 April 24, 1995          74/666142
FROOKIEPLUS                   April 24, 1995          74/666163
ICICLE                        April 7, 1997           75/271215
DOUBLE CREMES                 May 1, 1997             75/284486
COOL FRUITS                   May 8, 1997             75/288769
FRUIT-N-FLAKE                 June 30, 1997           75/317366
COOL FRUITS                   July 28, 1997           75/331482


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

                              Salerno Foods, L.L.C.

                     Registered Trademarks and Service Marks

      None, except:

Trademark                     Registration Date       Registration No.
---------                     -----------------       ----------------

DEVILMINT (stylized)          November 25, 1947          434,589
MAMA'S (stylized)             June 8, 1948               439,154
SALERNO (stylized)            June 14, 1955              607,363
ROYAL                         September 24, 1957         652,140
FUDGE TOWN                    May 17, 1966               808,624
BURRY'S CHEEZ*TRAWS           May 31, 1966               809,349
   and Design
SLAPSTIX                      June 28, 1966              810,508
FIDDLE FLAKES                 July 5, 1966               810,843
SCOOTER PIE                   September 5, 1967          834,843
ORANGE PUNCH                  October 3, 1967            836,407
LEMON PUNCH                   October 3, 1967            836,408
PINK PUNCH                    January 2, 1968            841,713
LICKITY SPLITS                March 5, 1968              845,572
SCOOTER-PUFFS                 October 1, 1968            858,047
LICKITY SPLITS                March 4, 1969              865,885
FUDGE TOWN                    May 21, 1971               176,246 (Canada)
CHEEZ*TRAWS                   July 23, 1971              177,169 (Canada)
ANGEL CAKE                    October 19, 1971           922,608
SIERRA ECLAIRS                September 2, 1975        1,019,530
SALERNO and Design            November 24, 1981        1,179,423
SALERNO and Design            February 2, 1982         1,188,855
WE'RE MORE THAN BAKERS        November 30, 1982        1,218,575
   WE'RE BUSINESS MAKERS
ROYALES                       September 28, 1993       1,795,175
SUGAR RINGS                   August 9, 1994           1,849,716
COCO CHIP RINGS               August 9, 1994           1,849,725
LEMON RINGS                   August 9, 1994           1,849,727
OATMEAL RAISIN RINGS          August 9, 1994           1,849,728
SALERNO                       June 17, 1997            2,071,628
TWO POUNDER                   July 29, 1997            2,085,100
SALERNO                       July 29, 1997               080860 (Illinois)
MAMA'S                        October 21, 1997         2,106,597
MAMA'S CHARACTER Design       January 27, 1998         2,132,678


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

                              Salerno Foods, L.L.C.

              Trademark and Service Mark Registration Applications

      None, except:

Trademark                     Application Date        Serial No.
---------                     ----------------        ----------

CRISPYSTIX                    January 9, 1997         75/223024
Miscellaneous Design          September 23, 1997      75/361740
   (butter cookie)
SALERNO and Banner Design     February 18, 1997       75/243716
TASTE THE FUN                 February 18, 1997       75/243717


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STATE OF ILLINOIS        )
                         )  SS
COUNTY OFILLINOIS        )

            The foregoing Trademark Security Agreement was acknowledged before me this 3rd day of April 1998, by Michael J. Kirby, the President and Chief Executive Officer of The Delicious Frookie Company, Inc., a Delaware corporation, on behalf of such corporation.


                                    /s/ Sandra McNaughton
                                    -----------------------------
                                    Notary Public
                                    Cook County, Illinois
                                    My commission expires: 8-30-99

--------------------------------
        "OFFICIAL SEAL"
       SANDRA McNAUGHTON
NOTARY PUBLIC, STATE OF ILLINOIS
  MY COMMISION EXPIRES 8/30/99
--------------------------------


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